Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re:   JMB Income Properties, VI
       Commission File No. 0-9485
       Form 8-K

Gentlemen:

Transmitted,  for  the  above-captioned  registrant,  is   the
electronically filed executed copy of registrant's current report on Form 8K dated August 28, 1998.


Thank you.

Very truly yours,

JMB INCOME PROPERTIES - VI

By:    JMB Realty Corporation
      Managing General Partner


           GAILEN J. HULL
       By: Gailen J. Hull
           Senior Vice President and
           Principal Accounting Officer

Enclosures

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549




                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of  1934



 Date of Report (Date of earliest event reported): August 28,
                            1998




                  JMB INCOME PROPERTIES, LTD. - VI
        ------------------------------------------------------
-
        (Exact name of registrant as specified in its charter)




     Illinois                   0-9485                  36- 2936728
-------------------         --------------         --------------------
(State or other)            (Commission           (IRS Employer
 Jurisdiction of                File Number)
Identification No.)
Organization



         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         ------------------------------------------------------------------
                (Address of principal executive office)




  Registrant's telephone number, including area code:  (312)
915-1987
-------------------------------------------------------------------------


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     Item 5.  Other Events.


     In May 1993 Holwick, Inc. ("Holwick") commenced a lawsuit

(the  "Litigation")   against JMB Income  Properties,  Ltd.-VI

(the  "Partnership")  and  certain  other  parties,  in  which

Holwick  alleged,  among  other  things,  claims  against  the

Partnership for breach of contract and certain other causes of action  in  connection with a general contract  (the  "General

Contract")  between  the Partnership and  Holwick  as  general contractor  for the installation of fire sprinkler  and  alarm systems  and related work at an office building then owned  by

the  Partnership.   (In addition, a subcontractor  of  Holwick

also filed a claim against the Partnership seeking recovery of money the subcontractor had allegedly spent in its performance of  work  under  the subcontract.  This claim  was  previously dismissed.) During 1997 the Partnership, Holwick and the other parties  to the Litigation entered into an agreement  for  the settlement  of  the  Litigation.  Pursuant to  the  settlement agreement,  the  Litigation was dismissed with prejudice,  and the parties released all claims against each other relating to the  subject  matter of the Litigation.  In addition,  certain funds  were  deposited into an account for release to  Holwick upon  its  delivery of releases (the "Creditor  Releases")  in favor  of  the  Partnership, the other  defendants  and  their respective  affiliates  from claims of  certain  creditors  of

Holwick,  some  of  whom  have asserted  claims  to  Holwick's interest in the General Contract and the Litigation.

      Holwick  has  not delivered the Creditor  Releases  and,

therefore,  the  settlement remains partly  executory.   There

exists a possibility that a



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creditor  or creditors of Holwick could challenge the validity of  the  settlement.  However, the Partnership is no longer  a party to the Litigation and will terminate as a legal entity.













































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                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange

Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly

authorized.



                                  JMB INCOME PROPERTIES, LTD. - VI

                                     BY: JMB Realty Corporation
                                         (Managing General Partner)



                                     By:   GAILEN J. HULL
                                           Gailen J. Hull
                                           Senior Vice President
                                            Principal Accounting Officer












Dated:  August 28, 1998









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